UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

400 E. Spring Street
Bluffton, IN	46714
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2011, Franklin Electric Co., Inc. (the “Company”) and Prudential Insurance Company of America entered into an amendment to the Second Amended and Restated Note Purchase and Private Shelf Agreement (the “Amendment”) to, among other things, (i) provide that the Company's ratio of consolidated total debt as of the end of each fiscal quarter to EBITDA for the period of four fiscal quarters then ended shall not exceed 3.50 to 1.00 and (ii) amend the definition of “Reinvestment Yield”.

A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report on Form 8-K is hereby incorporated in Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

10.1
Amendment No. 4 to Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 14, 2011, among the Company, Prudential Insurance Company of America and the purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: December 15, 2011	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index
Exhibit 10.1
Amendment No. 4 to Second Amended and Restated Note Purchase and Private Shelf Agreement, dated as of December 14, 2011, among the Company, Prudential Insurance Company of America and the purchasers named therein.

Exhibit 10.1

As of December 14, 2011

Franklin Electric Co., Inc.
400 East Spring Street
Bluffton, Indiana 46714
Attention: Secretary

Re:	Amendment No. 4 to Second Amended and Restated Note Purchase
and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Note Purchase and Private Shelf Agreement dated as of September 9, 2004 by and among Franklin Electric Co., Inc., an Indiana corporation (the “Company”), Prudential Investment Management, Inc. (“PIM”), The Prudential Insurance Company of America (“PICA”, and together with PIM, “Prudential”), as amended by that certain letter agreement dated as of April 9, 2007 by and among the Company, PIM and PICA, that certain Amendment No. 2 dated as of February 26, 2008 among the Company, PIM, PICA and certain Prudential Affiliates, and that certain Amendment No. 3 dated as of July 22, 2010 by and among the Company, PIM, PICA and certain Prudential Affiliates (as amended, the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Pursuant to the request of the Company and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:
SECTION 1.    Amendment. From and after the Effective Date (as defined in Section 3 hereof), the Note Agreement is amended as follows:
1.1    Paragraph 6B(10) of the Note Agreement is hereby amended and restated in its entirety to read as follows:
“6B(10). Debt to EBITDA Ratio. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on December 31, 2011, the ratio of Consolidated Total Debt as at the end of such Fiscal Quarter to Consolidated EBITDA for the period of four consecutive Fiscal Quarters then ended shall not exceed 3.50 to 1.00.”
1.2    The definition of “Reinvestment Yield” in paragraph 10A of the Note Agreement is hereby amended and restated in its entirety to read as follows:

“'Reinvestment Yield' shall mean, with respect to the Called Principal of any Note denominated in (i) Dollars, 0.50% plus the Implied Dollar Yield, (ii) Euros, 0.50% plus the Implied Euro Yield, (iii) Australian Dollars, 0.50% plus the Implied Australian Dollar Yield, and (iv) Yen, 0.50% plus the Implied Yen Yield. The Reinvestment Yield will be rounded to that number of decimals as appears in the coupon for the applicable Note.”

Franklin Electric Co., Inc.
December 14, 2011

SECTION 2.    Representations and Warranties. The Company represents and warrants that, after giving effect hereto, each representation and warranty set forth in paragraph 8 of the Note Agreement, as amended hereby, is true on and as of the date of the execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent of changes caused by transactions contemplated under and permitted by the Note Agreement, as amended hereby).

SECTION 3. Conditions Precedent; Binding Agreement. This letter shall become effective as of the date hereof (the “Effective Date”) upon (i) the return by the Company to Prudential Capital Group (Attention: Armando M. Gamboa) of an original counterpart to this letter, duly executed and delivered by the Company, PIM, PICA and each of the other noteholders signatory hereto (the “Other Holders”); and (ii) the receipt by Armando M. Gamboa, counsel for PIM, PICA and the Other Holders, of an amendment to the Company's primary bank facility in form and substance reasonably acceptable to the Required Holders amending such facility in substantially the same manner as Section 1.1 above. Upon the satisfaction of the foregoing conditions, this letter shall become a binding agreement among the Company, PIM, PICA and such Other Holders.

SECTION 4.    Reference to and Effect on Agreement. Upon the Effective Date, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

SECTION 5. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 6. Counterparts; Section Titles. This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter.

Franklin Electric, Co., Inc.
December 14, 2011

Very truly yours,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.
By:    /s/ G. Anthony Coletta
Vice-President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:     /s/ G. Anthony Coletta
Vice President

MUTUAL OF OMAHA INSURANCE
COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ G. Anthony Coletta
Vice President

UNITED OF OMAHA LIFE INSURANCE
COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By:     /s/ G. Anthony Coletta
Vice President

Franklin Electric Co., Inc.
December 14, 2011

Agreed and accepted:

FRANKLIN ELECTRIC CO., INC.

By:     /s/ John J. Haines
    John J. Haines
Vice President, Chief Financial Officer and Secretary